UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2006

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GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

(Exact name of registrant as specified in its charter)

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Colorado	0-27637	47-0811483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

703 Waterford Way, Suite 690, Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 374-2036

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company, pursuant to a unanimous written consent dated August 28, 2006, amended Article II, Section 4 of the Company’s Bylaws to eliminate the 30 day minimum notice of meeting requirement to shareholders in the event the Company proposes to increase its authorized capital stock.  Following the amendment, the minimum meeting notice requirement under the Company's bylaws for all shareholder matters is consistent with Colorado law. A copy of the amended first paragraph of Article II, Section 4 is attached hereto as an exhibit to this report.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits

Exhibit

Description

3.4(i)

Amended Section of the Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2006

GLOBAL ENTERTAINMENT HOLDINGS/ EQUITIES, INC.

By:	/s/ CLINTON H. SNYDER
Clinton H. Snyder
Chief Financial Officer